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                                                                    EXHIBIT 23.2

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Boards of Directors
International Data Products, Inc. and
Puerto Rico Industrial Manufacturing Operations Corp.:

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       /s/ KPMG Peat Marwick LLP

McLean, Virginia
March 9, 1998